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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 30, 2006

                           Gateway Energy Corporation
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             (Exact name of registrant as specified in its charter)

           Delaware                   0-6404                      44-0651207
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(State or other jurisdiction       (Commission               (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)

                         500 Dallas Street, Suite 2615,
                                 Houston, Texas                    77002
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                     (Address of principal executive office)     (Zip Code)

                                 (713) 336-0844
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              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01         Regulation of FD Disclosure.

          On May 30, 2006, Gateway Energy Corporation (the "Company") announced that it has filed an application with the Oklahoma Corporation Commission requesting an increase of residential and commercial rates for its Fort Cobb Fuel Authority business. The Company is requesting a 12.5% return on the rate base, which, if received in full, the Company estimates could result in a $550,000 increase in revenue on an annual basis. A copy of the Company's Press Release setting forth this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

          The information contained in this Current Report on Form 8-K and the Press Release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01         Financial Statements and Exhibits.

Exhibit No.         Description of Exhibit

99.1                Press Release of the Company issued on May 30, 2006.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Gateway Energy Corporation


                                            By:  /s/  Robert Panico
                                               --------------------------------
                                                      Robert Panico
                                                      President and
                                                      Chief Executive Officer

Date:  May 30, 2006


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                                  EXHIBIT INDEX


Exhibit No.         Description of Exhibit

99.1                Press Release of the Company issued on May 30, 2006.